UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2013

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 21, 2013, Avid Technology, Inc. announced that, due to the previously disclosed delay in the filing of its annual report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), the Company has, as expected, received on March 19, 2013 a notification letter from staff of the NASDAQ Listing Qualifications Department (the “Staff”). The notification states that the Company is no longer in compliance with NASDAQ Marketplace Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission (SEC). The NASDAQ letter was issued in accordance with standard NASDAQ procedure, which provides that failure to timely file the Company's Form 10-K could serve as a basis for the delisting of the Company's stock from the NASDAQ Global Select Market. The Company intends to submit to the Staff a plan as to how it plans to regain compliance with NASDAQ's continued listing requirements. The NASDAQ notice specifies that this plan has to be submitted by May 20, 2013. If the Staff accepts the Company's plan, the Company expects to have up to 180 calendar days from the initial due date for the Form 10-K, or until September 16, 2013, to regain compliance. If the Staff does not accept Avid's plan, Avid will have the opportunity to appeal that decision to a NASDAQ Hearings Panel. The NASDAQ notice has no immediate effect on the listing of Avid's common stock on the NASDAQ Global Select Market.
On March 19, 2013, the Company filed a Form 12b-25 with the SEC stating that it was unable to file the Form 10-K with the SEC on or before March 18, 2013, the prescribed due date, because it is continuing to evaluate the accounting treatment related to bug fixes, upgrades and enhancements in certain of the Company's customer arrangements (collectively, “Software Updates”). The primary focus of the Company's evaluation to date has been to determine whether certain Software Updates previously thought to be only bug fixes met the definition of post-contract customer support under U.S. Generally Accepted Accounting Principles. The Company is working diligently to complete the review and continues to focus its efforts on completing the Form 10-K filing as soon as possible.
Item 7.01 Regulation FD Disclosure.
On March 20, 2013, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description

99.1*	Press Release dated March 21, 2013

*	Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: March 21, 2013	By: _/s/ Ken Sexton________________________ Name: Ken Sexton Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer